Exhibit 99.1

Bakkt, the Digital Asset Marketplace

Launched by Intercontinental Exchange in 2018,

to Become a Publicly Traded Company via Merger

with VPC Impact Acquisition Holdings

Gavin Michael, former head of technology of Citi’s Global Consumer Bank, joins Bakkt as CEO

Bakkt investors will roll their equity into the combined company, with Intercontinental Exchange contributing an additional $50 million in capital

Combined company valued at an enterprise value of approximately $2.1 billion

Transaction accelerates Bakkt’s growth and the rollout of its consumer application

ATLANTA and CHICAGO — January 11, 2021 — Bakkt Holdings, LLC (“Bakkt”), the transformative digital asset marketplace launched in 2018 by Intercontinental Exchange, Inc. (“ICE”) and a marquee group of investors and strategic partners, and VPC Impact Acquisition Holdings (NASDAQ: VIH) (“VIH”), a special purpose acquisition company sponsored by Victory Park Capital (“VPC”), today announced that they have entered into a definitive agreement for a business combination that will result in Bakkt becoming a publicly traded company with an enterprise value of approximately $2.1 billion. The combined company will be renamed Bakkt Holdings, Inc. and will be listed on the New York Stock Exchange.

Since its founding nearly three years ago, Bakkt has been at the forefront of new innovations enabling institutions and consumers to buy, sell, store and spend digital assets. Bakkt’s differentiated and disruptive platform, soon to be made widely available through the new Bakkt App, will enable incremental consumer spending, reduce traditional payment costs and bolster loyalty programs, adding value for all key stakeholders within the payments and digital assets ecosystem. In building its platform, Bakkt leveraged ICE’s ability to create secure and regulated market infrastructure to make Bakkt a trusted platform for digital assets.

Leading Bakkt as CEO will be Gavin Michael, whose appointment takes effect today. Michael, who served most recently as head of technology for Citi’s Global Consumer Bank and led the strategic planning, management and day-to-day operations of Citi’s global technology organization, succeeds David Clifton, Bakkt’s interim CEO, who will join the combined company’s Board of Directors at the closing of the business combination. Earlier in his career, Michael headed the digital team for Chase and served as Chief Technology Innovation Officer at Accenture, among other roles with leading financial services and technology firms.

“The average consumer holds a wealth of digital assets but rarely tracks their value and lacks the tools to manage and utilize them,” said Michael. “I’m excited to join the management team of a company, at this important time in its expansion, whose vision is to bring trust and transparency to digital assets through innovation and technology and, through that process, unlock trillions of dollars currently held in customer and loyalty accounts and allow consumers to put them to work.”

Jeffrey C. Sprecher, Founder, Chairman and CEO of Intercontinental Exchange, commented: “For the past 20 years, I’ve been privileged to work with great people to bring one great company to the public markets and watch it grow from there, and today I’m equally proud to see another great idea born within ICE, and shepherded by another great team, enter into a transaction that will allow it to become publicly traded, I’m thrilled we were able to partner with the fintech experts at VPC on this pathbreaking deal and look forward to watching Gavin and his colleagues bring Bakkt to the next level.”

Victory Park Capital, a global investment firm headquartered in Chicago, has a long track record of executing debt and equity financing transactions with some of the largest global fintech companies. VPC Impact Acquisition Holdings completed its initial public offering in September 2020.

“With VPC Impact Acquisition Holdings, our aim was to identify a high-growth fintech company with competitive differentiation and significant white space, and we are pleased to have found a great match in Bakkt,” said John Martin, CEO of VPC Impact Acquisition Holdings. “The company has a strong position in one of the most well-funded and fastest growing areas of technological expansion, as evidenced by its diversified revenue generation model and pathway to near-term profitability. We thank Jeff, David and the ICE team for their vision and look forward to working with Gavin and the Bakkt team to grow its market-leading position in digital assets.”

Bakkt currently supports more than 30 loyalty program sponsors and over 200 gift card merchants, and Starbucks has integrated Bakkt Cash as a payment method for customers to reload their Starbucks Card in the Starbucks app. The Bakkt App is currently available on an invite-only basis, with over 400,000 consumers currently signed up for early access. Bakkt is planning for the widespread rollout of the app in March 2021. Before it is widely available, users from approved jurisdictions who would like early access to the Bakkt App may download it in the App Store or Google Play Store.

Bakkt Highlights

•	Unlocking a massive market by empowering monetization and adoption of digital assets;

•	Multiple advantages fueling competitive differentiation: digital asset-native, unrivaled cost structure, and regulatory compliance;

•	Transformative consumer marketplace with internet economics via a combination of commerce enablement, payments and markets to create an integrated platform;

•	Superior economic model with scale, growth, profitability, diversified revenue streams, and path to positive cash flow, with no additional capital required post-financing;

•	Experienced, proven management team and backed by ICE, adding market credibility and proven success, coupled with regulatory and industry expertise.

Key Transaction Terms

The business combination values the combined company at an enterprise value of approximately $2.1 billion and is expected to result in over $500 million of cash on the combined company’s balance sheet, reflecting a contribution of up to $207 million of cash held in VPC Impact Acquisition Holdings’ trust account, and a $325 million concurrent private placement (PIPE) of Class A common stock of the combined company, priced at $10.00 per share, including a $50 million contribution from ICE.

As part of the transaction, Bakkt’s existing equity holders and management will roll 100% of their equity into the combined company. Assuming no shareholders of VIH exercise their redemption rights, current Bakkt equity holders will own approximately 78%, VIH public shareholders will own approximately 8%, VPC will own approximately 2%, and PIPE investors (a group that will include ICE) will own approximately 12% of the combined company (through an Up-C structure described below) at closing.

In connection with the business combination, VIH will change its jurisdiction of incorporation from the Cayman Islands to the State of Delaware. The business combination has been structured as an “Up-C” where former Bakkt equity owners will retain their equity interests in Bakkt and will receive non-economic voting shares of the combined company at closing. The combined company will also enter into a customary tax receivable arrangement with the current equity holders of Bakkt, which will provide for the sharing of certain tax benefits as realized by the combined company.

The proposed business combination has been unanimously approved by the Boards of Directors of Bakkt and VIH, is subject to approval by VIH’s shareholders, regulatory approvals and other customary closing conditions. The business combination is expected to close in the second quarter of 2021.

A more detailed description of the business combination terms and a copy of the Agreement and Plan of Merger will be included in a current report on Form 8-K to be filed by VIH with the United States Securities and Exchange Commission (the “SEC”). VIH will file a registration statement (which will contain a proxy statement/prospectus) with the SEC in connection with the business combination.

Advisors

PJ Solomon is serving as financial advisor and Shearman & Sterling is serving as legal advisor to Bakkt. Jefferies and Citigroup are serving as financial and capital markets advisors to VPC Impact Acquisition Holdings and co-placement agents on the PIPE. Jefferies is the lead capital markets advisor to VPC Impact Acquisition Holdings. White & Case LLP is serving as legal advisor to VPC Impact Acquisition Holdings.

Management Presentation

The management teams of Bakkt and VPC Impact Acquisition Holdings will host an investor call on January 11, 2021 at 10:00 am ET to discuss the proposed business combination and review an investor presentation. The webcast can be accessed by visiting: https://event.on24.com/wcc/r/2959229/E600241C03A604B52F811C86F9053E76. A replay will be available.

For materials and information, visit https://www.bakkt.com/newsroom for Bakkt and https://www.victoryparkcapital.com/impact-acquisition-holdings/ for VPC Impact Acquisition Holdings.

VPC Impact Acquisition Holdings will also file the presentation with the SEC as an exhibit to a Current Report on Form 8-K, which can be viewed on the SEC’s website at www.sec.gov.

About Bakkt

Bakkt is a provider of institutional and retail solutions for digital assets. Bakkt provides a mobile application enabling consumers to unlock the value of digital assets, including cryptocurrency, loyalty points, in-game assets, and gift cards, while giving merchants and loyalty program sponsors deeper customer engagement and delivering cost savings to merchants. Bakkt was founded in 2018 by Intercontinental Exchange, Inc. and is headquartered in Atlanta, Georgia.

About VPC Impact Acquisition Holdings

VPC Impact Acquisition Holdings’ sponsor is an affiliate of Victory Park Capital, a global investment firm with a long track record of executing debt and equity financing transactions with some of the largest global Fintech companies. The firm was founded in 2007 and is headquartered in Chicago with additional resources in New York, Los Angeles and San Francisco. Victory Park Capital is privately held and a Registered Investment Advisor with the SEC.

Additional Information and Where to Find It

In connection with the proposed transaction (the “Proposed Transaction”), VPC Impact Acquisition Holdings (“VIH”) intends to file a registration statement on Form S-4 that will include a proxy statement/prospectus of VIH. This press release is not a substitute for the proxy statement/prospectus, that will be both the proxy statement to be distributed to holders of VIH’s ordinary shares in connection with its solicitation of proxies for the vote by VIH’s shareholders with respect to the Proposed Transaction and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in connection with VIH’s change in its jurisdiction of incorporation from the Cayman Islands to the State of Delaware. This document does not contain all the information that should be considered concerning the Proposed Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transaction. VIH’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the registration statement and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Proposed Transaction, as these materials will contain important information about Bakkt, VIH and the Proposed Transaction.

INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT BAKKT, VIH, THE PROPOSED TRANSACTION AND RELATED MATTERS.

When available, the definitive proxy statement/prospectus and other relevant materials for the Proposed Transaction will be mailed to shareholders of VIH as of a record date to be established for voting on the Proposed Transaction. VIH’s shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from VIH upon written request to VIH by emailing vihinfo@victoryparkcapital.com or by directing a request to VIH’s secretary at c/o Victory Park Capital Advisors, LLC, 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or securityholder. However, VIH, Bakkt, ICE and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from VIH’s shareholders in connection with the Proposed Transaction under the rules of the SEC. Information regarding VIH directors and executive officers may be found in its registration statement on Form S-1, including amendments thereto, and other reports which are filed with the SEC. Additional information regarding the participants will also be included in the registration statement on Form S-4 that includes the preliminary proxy statement/prospectus, when it becomes available. When available, these documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Bakkt’s industry and market sizes, future opportunities for VIH, Bakkt and the combined company, VIH’s and Bakkt’s estimated future results and the Proposed Transaction, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the Proposed Transaction. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in VIH’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) inability to meet the closing conditions to the Proposed Transaction, including the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; (ii) the inability to complete the Proposed Transaction due to the failure to obtain approval of VIH’s shareholders or Bakkt’s members, the failure to achieve the minimum amount of cash available following any redemptions by VIH’s shareholders or the failure to meet the national stock exchange’s listing standards in connection with the consummation of the Proposed Transaction; (iii) costs related to the Proposed Transaction; (iv) a delay or failure to realize the expected benefits from the Proposed Transaction; (v) risks related to disruption of management time from ongoing business operations due to the Proposed Transaction; (vi) the impact of the ongoing COVID-19 pandemic; (vii) changes in the markets in which Bakkt competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (viii) changes in the markets that Bakkt targets; (ix) risk that Bakkt may not be able to execute its growth strategies, including identifying and executing acquisitions; (x) risks relating to data security; and (xi) risk that Bakkt may not be able to develop and maintain effective internal controls. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of VIH’s final prospectus dated September 22, 2020 relating to its initial public offering, the registration statement on Form S-4 and proxy statement/prospectus discussed above and other documents filed by VIH from time to time with the SEC. These filings identify and address, or will identify and address, other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about VIH and Bakkt or the date of such information in the case of information from persons other than VIH or Bakkt, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Bakkt’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Contacts:

Bakkt

Rachel Ford

Rachel.Ford@Bakkt.com

770-686-7419

VPC Impact Acquisition Holdings

Julia Sahin, Edelman

Julia.Sahin@edelman.com

646.301.2968